UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2026

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CLOUDASTRUCTURE, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-42494	87-0690564
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

228 Hamilton Road
Palo Alto, California		94301
(Address of principal executive offices)		(Zip Code)

(650) 644-4160

Registrant’s telephone number, including area code:

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange On Which Registered
Class A Common Stock	CSAI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 4.01	Dismissal of Auditor.

(a)       Dismissal of Auditor

The Audit Committee of the Board of Directors (the “Audit Committee”) of Cloudastructure, Inc., a Delaware corporation (the “Company”), in connection with carrying out its appointed duties and responsibilities, conducted a review to determine the Company’s independent registered public accounting firm for the Company’s 2026 fiscal year. On April 16, 2026, upon the recommendation of the Audit Committee, the Board of Directors of the Company approved the dismissal of Bush & Associates CPA LLC (“Bush & Associates”) as the Company’s independent registered public accounting firm.

Bush & Associates audited the Company’s financial statements, including its consolidated balance sheets as of December 31, 2025, and 2024, and the related consolidated statements of operations, shareholders’ equity, and cash flows for the years then ended, and the related notes (collectively referred to as the “Financial Statements”). The audit reports of Bush & Associates on the Financial Statements did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2025, and 2024, and the subsequent interim period through April 16, 2026, there were no disagreements with Bush & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Bush & Associates, would have caused Bush & Associates to make reference to the subject matter of the disagreements in connection with its reports.

During the fiscal years ended December 31, 2025, and 2024, and the subsequent interim period through April 16, 2026, there were no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

The Company furnished Bush & Associates with a copy of the disclosures in this Current Report on April 16, 2026, and requested that Bush & Associates furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made in this Current Report and, if not, stating the respects in which it does not agree. A copy of Bush & Associates’ letter to the SEC is filed as Exhibit 16.1 to this Current Report.

(b)       Engagement of Auditor

On April 16, 2026, the Company engaged TAAD LLP (“TAAD”) as its new independent registered public accounting firm beginning with the quarter ending March 31, 2026, and year ending December 31, 2026. The change in the Company’s independent registered public accounting firm was recommended by the Audit Committee and approved by the Board of Directors. During the fiscal years ended December 31, 2025, and 2024, and the subsequent interim period through April 16, 2026, neither the Company nor anyone on its behalf consulted with TAAD regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s consolidated financial statements; or (iii) any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided TAAD a copy of this Current Report and requested TAAD to review the disclosure contained in this Current Report before it is filed with the SEC. The Company also provided TAAD the opportunity to furnish us with a letter addressed to the SEC containing any new information, clarification of the expression of the Company’s views stated in this Current Report, or the respects in which TAAD disagrees with the statements made in this Current Report. TAAD has advised the Company that it has reviewed the disclosures in this Current Report and has no basis upon which to submit such a letter addressed to the SEC.

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Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Document
16.1	Letter to the Securities & Exchange Commission from Bush & Associates CPA LLP
104	Cover Page Interactive File (the cover page XBRL tags are embedded in the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2026

CLOUDASTRUCTURE, INC.

By:	/s/ Greg Smitherman
Greg Smitherman
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

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